Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2
          AMENDMENT NO. 2 dated as of December 17, 2010, between INTERNATIONAL LEASE FINANCE CORPORATION (the “Company”); each of the financial institutions listed on the signature pages hereof (individually, a “Bank” and, collectively, the “Banks”, together with their respective successors and assigns); and CITICORP USA, INC. (herein, in its individual corporate capacity, together with its successors and assigns called “CUSA”), as administrative agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the “Agent”).
          The Company, the Banks and CUSA, as administrative agent, are parties to a Five-Year Revolving Credit Agreement dated as of October 13, 2006, as amended by Amendment No. 1 dated as of April 16, 2010 (the “Credit Agreement”). The Company has requested that the Credit Agreement be amended in certain respects and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.
          Section 2. Amendments. The Credit Agreement is amended effective upon the satisfaction of the conditions set forth in Section 3 as follows:
          2.01. The definition of “Fixed Charge Coverage Ratio” in Section 1.2 of the Credit Agreement is amended to read in its entirety as follows:
“Fixed Charge Coverage Ratio” on the last day of any quarter of any fiscal year of the Company means the ratio for the period of four fiscal quarters ending on such day of earnings to combined fixed charges and preferred stock dividends referred to in Paragraph (d)(1) of Item 503 of Regulation S-K of the Securities and Exchange Commission, as amended from time to time, and determined pursuant to Instructions to paragraph 503(d) of such Item 503 with the Company as “registrant” (such ratio to be calculated in a manner consistent with the calculations set forth on Exhibit F); provided that, in connection with the computation of earnings, any impairment charges incurred during such period in connection with write-downs to their fair value of aircraft owned at any time during such period shall be added to the calculation of earnings to the extent such impairment charges were deducted in computing earnings for such period; provided, however, that if the Required Banks in their reasonable discretion determine that amendments to Regulation S-K subsequent to the date hereof substantially modify the provisions of such Item 503, “Fixed Charge Coverage Ratio” shall have the meaning determined by this definition without regard to any such amendments.
ILFC — Amendment No. 2 to 2006 Facility

          Section 3. Conditions to Effectiveness. This Amendment No. 2 shall become effective as of the first date on which the Agent shall have received (i) this Amendment No. 2 executed and delivered by the Company, the Required Banks and the Agent and (ii) evidence that the Company shall have repaid Loans outstanding under the Credit Agreement in the aggregate principal amount of not less than $800,000,000 together with accrued interest thereon.
          Section 4. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that (a) the execution, delivery and performance by the Company of this Amendment No. 2 and the performance by the Company of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action on the part of the Company, (b) this Amendment No. 2 has been duly executed and delivered by the Company, (c) this Amendment No. 2 and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general equity principles, (d) the representations and warranties of the Company set forth in Section 8 of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date) and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment No. 2 and to the Credit Agreement as amended by this Amendment No. 2 (and the Company agrees that it shall be an Event of Default under Section 11.1.5 of the Credit Agreement if any representation or warranty of the Company in this Amendment No. 2 is untrue or misleading in any material respect when made), and (e) as of the date hereof, no Unmatured Event of Default or Event of Default has occurred and is continuing.
          Section 5. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Notes or the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, any Note or any other Loan Document.
          Section 6. Cost and Expenses. The Company hereby agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent pursuant to the Credit Agreement or in connection with this Amendment No. 2 or the Credit Agreement, or any of the transactions contemplated hereby or thereby (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 13.5 of the Credit Agreement.
ILFC — Amendment No. 2 to 2006 Facility

          Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. Delivery of a copy of this Amendment No. 2 by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment No.2. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
ILFC — Amendment No. 2 to 2006 Facility

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	Chief Financial Officer

By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

AGENT CITICORP USA, INC.
By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Vice President

BANKS CITICORP USA, INC.
By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Vice President

Australia and New Zealand Banking Group Limited
By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager, Head of Operations and Infrastructure

ILFC — Amendment No. 2 to 2006 Facility

Bank of America, N.A.
By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

Bank of Scotland
By:	/s/ Paul Greig
	Name:	Paul Greig
	Title:	Director

Barclays Bank PLC
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

BMO Capital Markets Financing Inc.
By:	/s/ Sue R. Blazis
	Name:	Sue R. Blazis
	Title:	Vice President

CITIBANK N.A.,
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-in-Fact

ILFC — Amendment No. 2 to 2006 Facility

Credit Suisse AG, Cayman Islands Branch, FKA as Credit Suisse, Cayman Islands Branch
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Kathrin Marti
	Name:	Kathrin Marti
	Title:	Assistant Vice President

Black Diamond Offshore Ltd.
By:	Carlson Capital, L.P., its investment advisor

By:	/s/ Clint D. Carlson
	Name:	Clint D. Carlson
	Title:	President, Asgard Investment Corp. II General Partner of Carlson Capital, L.P. Investment Advisor

Double Black Diamond Offshore Ltd.
By:	Carlson Capital, L.P., its investment advisor

By:	/s/ Clint D. Carlson
	Name:	Clint D. Carlson
	Title:	President, Asgard Investment Corp. II General Partner of Carlson Capital, L.P. Investment Advisor

Deutsche Bank AG New York Branch
By:	/s/ Robert Chesley
	Name:	Robert Chesley
	Title:	Director

By:	/s/ John S. McGill
	Name:	John S. McGill
	Title:	Director

ILFC — Amendment No. 2 to 2006 Facility

HSBC Bank USA, National Association
By:	/s/ Chris Catucci
	Name:	Chris Catucci
	Title:	Vice President, Financial Institutions Group Insurance U.S.

JPMorgan Chase Bank, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

Mizuho Corporate Bank Limited
By:	/s/ Toru Inoue
	Name:	Toru Inoue
	Title:	Deputy General Manager

Royal Bank of Canada
By:	/s/ Scott Umbs
	Name:	Scott Umbs
	Title:	Authorized Signatory

Societe Generale
By:	/s/ Linda Tam
	Name:	Linda Tam
	Title:	Director

ILFC — Amendment No. 2 to 2006 Facility

Standard Chartered Bank
By:	/s/ Robert Gilbert
	Name:	Robert Gilbert
	Title:	Managing Director A0594

By:	/s/ Robert K. Reddington
	Name:	Credit Documentation Manager, Credit
Documenation Unit, WB Legal-Americas

Sumitomo Mitsui Banking Corporation, New York
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

The Bank of New York Mellon
By:	/s/ Gordon B. Berger
Name: Gordon B. Berger
	Title:	Managing Director

The Bank of Nova Scotia
By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

Toronto Dominion (Texas) LLC
By:	/s/ Debbi Brito
	Name:	Debbi Brito
	Title:	Authorized Signatory

UBS AG, Stamford Branch
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

ILFC — Amendment No. 2 to 2006 Facility

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Wells Fargo Bank, NA
By:	/s/ Craig Weller
	Name:	Craig Weller
	Title:	Vice President

Westpac Banking Corporation
By:	/s/ Niclas Fjalltoft
	Name:	Niclas Fjalltoft
	Title:	Director

ILFC — Amendment No. 2 to 2006 Facility